UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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NETAPP, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 13, 2013. Meeting Information NETAPP, INC. Meeting Type: Annual Meeting For holders as of: July 24, 2013 Date: September 13, 2013 Time: 3:00 p.m. PST Location: NetApp, Inc. Corporate Headquarters 495 East Java Drive Sunnyvale, CA 94089 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. COMPUTERSHARE C/O NETAPP, INC. 2 NORTH LASALLE STREET, 3RD FLOOR CHICAGO, IL 60602 M62114-P42295 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 1, 2013 to facilitate timely delivery. M62115-P42295 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items

The Board of Directors unanimously recommends a vote FOR each of the nominees named in Proposal 1.

1. Election of Directors

Nominees:

1a. Daniel J. Warmenhoven

1b. Nicholas G. Moore

1c. Thomas Georgens

1d. Jeffry R. Allen

1e. Alan L. Earhart

1f. Gerald Held

1g. T. Michael Nevens

1h. George T. Shaheen

1i. Robert T. Wall

1j. Richard P. Wallace

1k. Tor R. Braham

1l. Kathryn M. Hill

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The Board of Directors unanimously recommends a vote FOR each of the following proposals.

2. To approve the amendment and restatement of the 1999 Stock Option Plan to (i) increase the share reserve by an additional 10,000,000 shares of common stock; (ii) remove certain limitations regarding the number of shares that may be granted in respect of certain equity awards and instead implement a fungible share provision; (iii) increase the number of shares and performance units that may be granted pursuant to awards under certain equity compensation programs; and (iv) amend the performance criteria that may be used as a basis for establishing performance-based compensation under the 1999 Stock Option Plan.

3. To approve an amendment to the Employee Stock Purchase Plan to increase the share reserve by an additional 5,000,000 shares of common stock.

4. Advisory vote to approve Named Executive Officer compensation.

5a. To approve amendments to Article VI of the Company's Certificate of Incorporation to remove supermajority voting standards.

5b. To approve amendments to Article X of the Company's Certificate of Incorporation to remove supermajority voting standards.

The Board of Directors unanimously recommends a vote AGAINST the following proposal.

6. To consider a stockholder proposal regarding certain limits on acceleration of executive pay, if properly presented at the Stockholder Meeting.

The Board of Directors unanimously recommends a vote FOR the following proposal.

7. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending April 25, 2014.

M62117-P42295